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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (1995 Nonemployee Director Stock Option Plan) of Core Laboratories N.V. of our report dated April 1, 1997 relating to the consolidated financial statements of Saybolt International B.V., which appears in the Current Report on Form 8-K/A of Core Laboratories N.V. dated July 21, 1997.





PRICE WATERHOUSE LLP

Morristown, NJ
November 18, 1997